Exhibit 99.2

Investor Presentation REALTY GROWTH

© CTO Realty Growth, Inc. | ctoreit.com Company Profile 2 (1) As of February 21, 2022. (2) Based on $58.50 per share common stock price as of February 23, 2022.  $41M INVESTMENT IN ALPINE INCOME PROPERTY TRUST $4.90 – $5.15 AFFO PER SHARE GUIDANCE RANGE 22 2.7M 7.6% PROPERTIES SQUARE FEET IMPLIED CAP RATE (1) 93% LEASED OCCUPANCY Q1 2022 ANNUALIZED DIVIDEND (2) $4.32/share 7.4% CURRENT ANNUALIZED DIVIDEND YIELD (2) $351M $283M $677M EQUITY MARKET CAP (1) OUTSTANDING DEBT TOTAL ENTERPRISE VALUE (Net of Cash) SERIES A PREFERRED $75M The Strand at St. John’s Town Center Jacksonville, FL

Key Takeaways

Significant Discount to the Peer Group
Meaningful potential upside in valuation as CTO has one of the lowest 2022E AFFO multiple of its primarily retail peer group.

Earnings Growth Through Capital Recycling
Strong, long-term track record of monetizing assets at favorable spreads to drive accretive earnings growth and attractive risk-adjusted returns.

Attractive Dividend and Improving Payout Ratio
CTO has declared a $1.08 quarterly cash dividend, representing a 7.4% in-place annualized yield and a quickly improving AFFO payout ratio (86% based on the midpoint of 2022 AFFO guidance) driven by the monetization and reinvestment of low cap rate, single tenant properties and non-income producing assets.

Differentiated Investment Strategy
Retail-based investment strategy focused on grocery-anchored, traditional retail and mixed-use properties with value-add or long-term residual value opportunities with strong real estate fundamentals in growing markets that can be acquired at meaningful discounts to replacement cost.

High-Quality Portfolio in Faster Growing, Business Friendly Locations with Operational Upside
Recently constructed real estate portfolio with a durable, stable tenant base located in faster growing, business friendly states such as Georgia, Florida, Texas, Arizona and North Carolina, and with acquired vacancy that represents notable leasing and/or repositioning upside.

Profitable External Investment Management
External management of Alpine Income Property Trust, Inc. (NYSE: PINE), a high-growth, publicly traded, single tenant net lease REIT, provides excellent in-place cash flow and significant valuation upside through the CTO's 16% retained ownership position.

Stable and Flexible Balance Sheet
Conservatively levered balance sheet with ample liquidity, no near-term debt maturities and a demonstrated access to multiple capital sources provides financial stability and flexibility.

© CTO Realty Growth, Inc. | ctoreit.com
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NAV Components

	Net Operating Income of Income Property Portfolio[(1)]	$44.1	$44.1	$44.1	$44.1	$44.1
÷	Capitalization Rate	6.00%	6.25%	6.50%	6.75%	7.00%
	Income Portfolio Value	$735.0	$705.6	$678.5	$653.3	$630.0
	Other Assets:					
+	Estimated Value for Subsurface Interests, Loan Portfolio, Mitigation Credits and Other Assets	$26.4	$26.4	$26.4	$26.4	$26.4
+	Cash, Cash Equivalents & Restricted Cash	31.3	31.3	31.3	31.3	31.3
+	Value of Shares & Units in Alpine Income Property Trust (PINE)	41.0	41.0	41.0	41.0	41.0
+	Value of PINE Management Agreement[(2)]	8.6	8.6	8.6	8.6	8.6
	Other Assets Value	$107.3	$107.3	$107.3	$107.3	$107.3
	Total Implied Asset Value	$842.3	$812.9	$785.8	$760.6	$737.3
-	Total Debt Outstanding	$283.0	$283.0	$283.0	$283.0	$283.0
-	Series A Preferred Equity	$75.0	$75.0	$75.0	$75.0	$75.0

Note: 5,968,590 shares outstanding as of February 17, 2022.
(1) Based on in-place net operating income of the existing income property portfolio assets as of December 31, 2021.
(2) Calculated using the trailing 24-month average management fee paid to CTO by PINE as of December 31, 2021, annualized by multiplying by twelve, and then multiplying by three to account for a termination fee multiple.

CTO LISTED NYSE © CTO Realty Growth, Inc. | ctoreit.com 4

© CTO Realty Growth, Inc. | ctoreit.com Differentiated Investment Strategy 5 CTO has a retail - oriented real estate strategy that focuses on owning, operating and investing in high - quality properties through direct investment and management structures Multi - Tenant Asset Strategy ▪ Focused on retail - based multi - tenanted assets that have a grocery, lifestyle or community - oriented retail component and a complimentary mixed - use component, located in higher growth MSAs within the continental United States ▪ Acquisition targets exhibit strong current in - place yields with a future potential for increased returns through a combination of vacancy lease - up, redevelopment or rolling in - place leases to higher market rental rates Monetization of Non - Income Producing Assets ▪ CTO has a number of legacy non - income producing assets (mitigation credits and mineral rights) that when monetized, will unlock meaningful equity to be redeployed into income producing assets that can drive higher cash flow and AFFO per share Alpine Income Property Trust and Retained Net Lease Assets ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful source of management fee income and dividend income through its direct investment of REIT shares and OP unit holdings ▪ CTO intends to monetize its remaining net lease properties at market pricing, creating attractive net investment spreads relative to where it is investing in multi - tenanted assets, and resulting in an opportunity to grow PINE through direct asset sales from CTO to PINE Targeting Multi - Tenant, Retail - Based, Value - Add Income Property Acquisitions Monetize Legacy Mitigation Credits, Mineral Rights and Other Assets Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Monetize the Retained Net Lease & Office Portfolio at Opportunistic Valuations Focused Execution

© CTO Realty Growth, Inc. | ctoreit.com Real Estate Strategy CTO’s investment strategy is focused on generating relative outsized returns for our shareholders through a combination of accretive acquisitions and dispositions, asset - level value creation, acquiring at meaningful discounts to replacement cost, and sustainably growing organizational level cash flow. Differentiated asset investment strategy Markets projected to have outsized job and population growth; states with favorable business climates Attractive single tenant asset portfolio identified for future disposition to fund new investments Primary focus on value - add retail and mixed - use properties with strong real estate fundamentals Seek properties with leasing or repositioning upside or highly stable assets with an identifiable opportunity to drive long - term, outsized risk - adjusted returns Acquiring at meaningful discounts to replacement cost and below market rents Miami Orlando Jacksonville Tampa Atlanta Nashville Charlotte Raleigh - Durham Washington, DC Dallas Houston Austin Denver Boulder Salt Lake City Las Vegas Reno Phoenix 6 CTO Target Market

© CTO Realty Growth, Inc. | ctoreit.com Meaningful Progress with Portfolio Repositioning 7 $365 $489 $305 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 0.0% 10000.0% 20000.0% 30000.0% 40000.0% 50000.0% 2020 2021 2022 Guidance Monetization of Non-Core Legacy Assets Dispositions Investments Acquisition and Disposition Activity Cumulative Investment Activity The Shops at Legacy Plano, TX 2022 AFFO is set to benefit from the full - year impact of 2021 transaction activity The Shops at Legacy Plano, TX (1) Reflects the midpoint of 2022 Guidance. (1)

© CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Growth Opportunities Recently constructed retail and mixed - use portfolio with a combination of value - add lease up, redevelopment and stable, in - place cash flows in some of the strongest markets in the United States. 8 Stable Cash Flow Essential Retail Repositioning Upside The Shops at Legacy Plano, TX Ashford Lane Atlanta, GA 125 Lincoln & 150 Washington Santa Fe, NM Westcliff Shopping Center Fort Worth, TX The Exchange at Gwinnett Buford, GA The Strand at St. John’s Town Center Jacksonville, FL Jordan Landing West Jordan, UT Crossroads Towne Center Chandler, AZ Beaver Creek Crossings Apex, NC

© CTO Realty Growth, Inc. | ctoreit.com Strong Demographic Portfolio 9 Percentages listed based on in - place cash rent.. (1) Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. (2) As ranked by Urban Land Institute & PWC in the ‘2022 Emerging Trends in Real Estate’ publication. Income Producing Property Atlanta, GA 16% Jacksonville, FL 16% Dallas, TX 15% Raleigh, NC 10% Phoenix, AZ 10% Albuquerque, NM 7% Santa Fe, NM 4% Tampa, FL 4% Salt Lake City, UT 3% Miami, FL 3% Washington, DC 3% Las Vegas, NV 3% Austin, TX 2% Daytona Beach, FL 2% New York, NY 1% Orlando, FL 1% > 20% 10% - 20% 5% - 10% < 5% Denotes an MSA with over one million people; Bold denotes a Top 30 ULI Market (2) % of Cash Base Rent By State 227,000 Portfolio Average 5 - Mile Population (1) $109,900 Portfolio Average 5 - Mile Household Income (1) 1.7% Portfolio Average 2021 - 2026 Projected Annual Population Growth (1) 70% Percentage of Portfolio ABR from ULI’s Top 30 Markets (1)

© CTO Realty Growth, Inc. | ctoreit.com Meaningful Leasing Momentum 10 5% 9% 4% 7% 14% 7% 19% 9% 4% 5% 2% 17% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% Lease Rollover Schedule % of ABR Expiring New Leases Signed in 2021 ▪ Q4 2021 Leasing Spreads 12.3% o 6.4% new lease spreads (excluding acquired vacancy) o 15.5% option & renewal spreads ▪ Leased Occupancy 93% o Over 400 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 11 Acquired as Perimeter Place in 2020, with an opportunity to up - tier through targeted lease - up, an improved tenant mix and market repositioning ▪ High barrier - to - entry location with new residential projects, increasing density and 24 - hour demand ▪ Near southeast corporate headquarters for UPS, State Farm, First Data, IHG and Mercedes Benz ▪ Daytime population over 126,000 in 3 - mile radius; average household income of $138,000 THE HALL Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 12 Ashford Lane will incorporate outdoor seating and eating areas, along with a number of new green spaces, including The Lawn , that will drive a more community - focused experience (Not Owned) (Not Owned) (Not Owned) THE HALL Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 13 Ashford Lane is being repositioned as a higher - end shopping and dining destination within a growing and relatively affluent submarket of Atlanta ▪ Opportunity to deliver increased rental rates with higher - end tenants supported by new multi - family and office development ▪ Additional green space, outdoor seating and eating areas will support improved foot traffic and offer restaurant - focused amenities ▪ Signed 17,000 square foot lease with a food hall operator who will open in spring 2022 ▪ Signed new leases with the following notable tenants in 2021: Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – 125 Lincoln & 150 Washington, Santa Fe, NM 14 Two - building property with dedicated underground parking in the heart of Santa Fe, just north of the historic Santa Fe Plaza ▪ High barrier - to - entry location with 34% vacancy at the time of acquisition ▪ Immediate repositioning opportunity to drive increased cash flow and re - vision the property for a higher and better use ▪ Currently negotiating letters of intent and forms of lease with multiple prospective tenants ▪ Opportunity to add a hospitality or multifamily component by maximizing an existing 9,000 square foot fourth floor vacancy Plaza 125 Lincoln & 150 Washington Santa Fe, NM 125 Lincoln & 150 Washington Santa Fe, NM 125 Lincoln & 150 Washington Santa Fe, NM

© CTO Realty Growth, Inc. | ctoreit.com 11.8x 7.3% 2.50% 3.50% 4.50% 5.50% 6.50% 7.50% 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x 18.0x 19.0x 20.0x 21.0x 22.0x 23.0x 24.0x 25.0x 26.0x 27.0x CTO Peer Comparisons 26.0x 25.2x 20.6x 20.1x 19.7x 18.4x 16.9x 15.7x 15.7x 15.0x 3.5% 3.6% 3.5% 3.4% 3.2% 3.4% 4.0% 3.6% 4.8% 3.7% 2.50% 3.50% 4.50% 5.50% 6.50% 7.50% 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x 18.0x 19.0x 20.0x 21.0x 22.0x 23.0x 24.0x 25.0x 26.0x 27.0x AAT FRT UE AKR KIM SITC RPT WSR AHH KRG (1) All 2022E peer AFFO multiples and dividend yield information are based on the closing stock price on February 18, 2022, using an nualized dividends and 2022E FFO per share estimates from the KeyBank The Leaderboard report dated February 18, 2022; CTO’s A FFO multiple and dividend yield is based on its closing stock price on February 18, 2022, using its Q1 annualized dividend announced on February 23, 2022, and 2 022 E AFFO per share guidance as included in the Company’s 2022 Guidance. CTO has an outsized dividend yield and very attractive valuation relative to its REIT peer group and recent retail M&A multiples (KRG/RPAI and KIM/WRI), implying significant valuation upside. 2022E AFFO Multiple and Annualized Dividend Yield (1)

Balance Sheet

- More than $170 million of existing liquidity(1)
- No near-term debt maturities
- Minimal exposure to floating interest rates
- 100% of CTO's outstanding debt is unsecured

- 36% net debt-to-total enterprise value (TEV)
- 6.1x Net Debt-to-EBITDA

Debt Maturities


$67
$51
$65
$100
2022
2023
2024
2025
2026
2027
Unsecured
Revolving Credit Facility (2)

Components of Long-Term Debt	Principal	Interest Rate	Type
Revolving Credit Facility	67.0 million	30-Day LIBOR + [1.35% – 1.95%]	Floating
2025 Convertible Senior Notes	51.0 million	3.88%	Fixed
2026 Term Loan(3)	65.0 million	30-Day LIBOR + [1.35% – 1.95%]	Fixed
2027 Term Loan(4)	100.0 million	30-Day LIBOR + [1.35% – 1.95%]	Fixed
Total Debt	**$283.0 million**		

$ and shares outstanding in millions.

(1) Estimated liquidity is through a combination of revolving credit facility availability and existing cash and restricted cash.

(2) Reflects $67.0 million outstanding under the Company's $210 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in May 2023 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

(3) The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance, including (i) its redesignation of the existing $50.0 million interest rate swap, entered into as of August 31, 2020, and (ii) a $15.0 million interest rate swap effective August 31, 2021, to fix LIBOR and achieve a weighted average fixed interest rate of 0.35% plus the applicable spread.

(4) The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance, including (i) its redesignation of the existing $100.0 million interest rate swap, entered into as of March 31, 2020, and (ii) an additional interest rate swap, effective March 29, 2024, to extend the fixed interest rate through maturity on January 31, 2027, to fix LIBOR and achieve a fixed interest rate of 0.73% plus the applicable spread.

CTO LISTED NYSE © CTO Realty Growth, Inc. | ctoreit.com 16

© CTO Realty Growth, Inc. | ctoreit.com 2022 Guidance 17 $ and shares outstanding in millions, except per share data. Low High Acquisition & Structured Investments $200 - $250 Target Initial Investment Cash Yield 6.25% - 6.75% Dispositions $40 - $70 Target Disposition Cash Yield 6.50% - 7.50% Core FFO Per Diluted Share $4.30 - $4.55 AFFO Per Diluted Share $4.90 - $5.15 Weighted Average Diluted Shares Outstanding 6.1 million - 6.3 million CTO has provided guidance indicating as much as 18% year - over - year AFFO per share growth in 2022. The Exchange at Gwinnett Buford, GA

© CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment , deep industry relationships and a strong long - term track record. 18 John P. Albright President & Chief Executive Officer ▪ Former Co - Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matthew M. Partridge Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Helal A. Ismail Vice President – Investments ▪ Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B - MAT Homes, Inc.

© CTO Realty Growth, Inc. | ctoreit.com ESG – Corporate Responsibility CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. 19 Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 6 of 7 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

© CTO Realty Growth, Inc. | ctoreit.com ESG – Environmental Responsibility 20 Over the past nine years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

NYSE: CTO Appendix The Shops at Legacy Plano, TX

Schedule of Properties

Property	Market	Asset Type	Property Type	Square Feet	Occupancy	% of Cash ABR
The Shops at Legacy – Plano, TX	Dallas, TX	Multi-Tenant	Mixed Use	236,867	85%	14%
Ashford Lane – Atlanta, GA	Atlanta, GA	Multi-Tenant	Retail	285,052	71%	12%
Beaver Creek Crossings – Apex, NC	Raleigh, NC	Multi-Tenant	Retail	320,732	90%	10%
Crossroads Towne Center – Chandler, AZ	Phoenix, AZ	Multi-Tenant	Retail	244,711	99%	10%
The Strand – Jacksonville, FL	Jacksonville, FL	Multi-Tenant	Retail	204,552	93%	9%
Fidelity – Albuquerque, NM	Albuquerque, NM	Single Tenant	Office	210,067	100%	7%
245 Riverside – Jacksonville, FL	Jacksonville, FL	Multi-Tenant	Office	136,853	77%	5%
125 Lincoln & 150 Washington - Santa Fe, NM	Santa Fe, NM	Multi-Tenant	Mixed Use	136,638	66%	4%
The Exchange at Gwinnett - Buford, GA	Atlanta, GA	Multi-Tenant	Retail	69,265	90%	4%
Sabal Pavilion – Tampa, FL	Tampa, FL	Single Tenant	Office	120,500	100%	4%
Jordan Landing – West Jordan, UT	Salt Lake City, UT	Multi-Tenant	Retail	170,996	100%	3%

Blue shading denotes a ground lease property or a property that has parcels that are ground leased, where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

CTO LISTED NYSE © CTO Realty Growth, Inc. | ctoreit.com
22

Schedule of Properties

Property	Market	Asset Type	Property Type	Square Feet	Occupancy	% of ABR
Westland Gateway Plaza – Hialeah, FL	Miami, FL	Multi-Tenant	Retail	108,029	100%	3%
General Dynamics – Reston, VA	Washington, DC	Single Tenant	Office	64,319	100%	3%
Eastern Commons – Henderson, NV	Las Vegas, NV	Multi-Tenant	Retail	133,304	96%	3%
The Carpenter Hotel – Austin, TX	Austin, TX	Single Tenant	Hospitality	73,508	100%	2%
Landshark Bar & Grill – Daytona Beach, FL	Daytona Beach, FL	Single Tenant	Retail	6,264	100%	1%
Westcliff Center – Fort Worth, TX	Dallas, TX	Multi-Tenant	Retail	136,185	60%	1%
Party City – Oceanside, NY	New York, NY	Single Tenant	Retail	15,500	100%	1%
Chuy's – Jacksonville, FL	Jacksonville, FL	Single Tenant	Retail	7,950	100%	< 1%
369 N. New York Ave – Winter Park, FL	Orlando, FL	Multi-Tenant	Mixed Use	28,008	100%	< 1%
Firebirds – Jacksonville, FL	Jacksonville, FL	Single Tenant	Retail	6,948	100%	< 1%
Crabby's Oceanside – Daytona Beach, FL	Daytona Beach, FL	Single Tenant	Retail	5,780	100%	< 1%

Blue shading denotes a ground lease property or a property that has parcels that are ground leased, where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

© CTO Realty Growth, Inc. | ctoreit.com

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© CTO Realty Growth, Inc. | ctoreit.com The Shops at Legacy, Plano, TX 24

© CTO Realty Growth, Inc. | ctoreit.com Ashford Lane, Atlanta, GA 25

© CTO Realty Growth, Inc. | ctoreit.com Beaver Creek Crossings, Apex, NC 26

© CTO Realty Growth, Inc. | ctoreit.com Crossroads Town Center, Chandler, AZ 27

© CTO Realty Growth, Inc. | ctoreit.com The Strand, Jacksonville, FL 28

© CTO Realty Growth, Inc. | ctoreit.com 125 Lincoln & 150 Washington, Santa Fe, NM 29

© CTO Realty Growth, Inc. | ctoreit.com The Carpenter Hotel, Austin, TX (Ground Lease) 30

© CTO Realty Growth, Inc. | ctoreit.com The Exchange at Gwinnett, Buford, GA 31

© CTO Realty Growth, Inc. | ctoreit.com Jordan Landing, West Jordan, UT 32

© CTO Realty Growth, Inc. | ctoreit.com Eastern Commons, Henderson, NV 33

© CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non - GAAP Financial Measures 34 Certain statements contained in this presentation (other than statements of historical fact) are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended .. Forward - looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words .. Although forward - looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward - looking statements .. Such factors may include, but are not limited to : the Company’s ability to remain qualified as a REIT ; the Company’s exposure to U .. S .. federal and state income tax law changes, including changes to the REIT requirements ; general adverse economic and real estate conditions ; the ultimate geographic spread, severity and duration of pandemics such as the COVID - 19 Pandemic, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations ; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business ; the loss or failure, or decline in the business or assets of PINE ; the completion of 1031 exchange transactions ; the availability of investment properties that meet the Company’s investment goals and criteria ; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales ; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and other risks and uncertainties discussed from time to time in the Company’s filings with the U .. S .. Securities and Exchange Commission .. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management .. Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation .. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances .. Non - GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) .. We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), each of which are non - GAAP financial measures .. We believe these non - GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs .. FFO, Core FFO, AFFO, and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements ; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures .. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT .. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries .. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales .. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt .. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non - cash revenues and expenses such as straight - line rental revenue, amortization of above - and below - market lease related intangibles, non - cash compensation, and other non - cash amortization .. Such items may cause short - term fluctuations in net income but have no impact on operating cash flows or long - term operating performance .. We use AFFO as one measure of our performance when we formulate corporate goals .. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non - cash revenues and expenses such as straight - line rental revenue, amortization of deferred financing costs, above - and below - market lease related intangibles, non - cash compensation, and other non - cash income or expense .. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities .. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions .. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non - cash revenues or expenses .. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non - cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance .. FFO, Core FFO, AFFO, and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies ..

© CTO Realty Growth, Inc. | ctoreit.com References & Contacts 35 References and terms used in this presentation that are in addition to terms defined in the Non - GAAP Financial Measures include : ▪ This presentation is as of February 24 , 2022 .. ▪ All information is as of December 31 , 2021 , unless otherwise noted .. ▪ Any calculation differences are assumed to be a result of rounding .. ▪ “ 2022 Guidance” is based on the 2022 Outlook provided in the Company’s Fourth Quarter and Full Year 2021 Operating Results press release filed on February 24 , 2022 .. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE .. ▪ “Annualized Straight - line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight - line rent calculated in accordance with GAAP .. ▪ “ 2022 Net Operating Income” or “ 2022 NOI” is budgeted 2022 property - level net operating income based on the Company’s portfolio as of December 31 , 2021 , plus the annualized current quarterly dividend and management fees from PINE based on the Company’s PINE ownership as of December 31 , 2021 ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”) .. An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB - , Baa 3 or NAIC - 2 or higher from one or more of the Major Rating Agencies .. ▪ “Contractual Base Rent” or “CBR” represents the amount owed to the Company under the terms of its lease agreements at the time referenced .. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future .. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2 , 047 , 732 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price .. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced .. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U .. S .. Office of Management and Budget .. The names of the MSA have been shortened for ease of reference .. ▪ “Net Debt” is calculated as our total long - term debt as presented on the face of our balance sheet ; plus financing costs, net of accumulated amortization and unamortized convertible debt discount ; less cash, restricted cash and cash equivalents .. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense .. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price ; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt .. ▪ “Total Common Shares Outstanding” equaled 5 , 916 , 226 shares .. Investor Inquiries : Matthew M .. Partridge Senior Vice President, Chief Financial Officer and Treasurer (407) 904 - 3324 mpartridge@ctoreit .. com

Non-GAAP Financial Measures Reconciliation

CTO REALTY GROWTH

CTO Realty Growth, Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except share, per share and dividend data)

	Three Months Ended		Year Ended	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenues				
Income Properties	$ 13,922	$ 14,544	$ 50,679	$ 49,953
Management Fee Income	944	664	3,305	2,744
Interest Income from Commercial Loan and Master Lease Investments	725	734	2,861	3,034
Real Estate Operations	9,109	19	13,427	650
Total Revenues	24,700	15,961	70,272	56,381
Direct Cost of Revenues				
Income Properties	(4,127)	(3,715)	(13,815)	(11,988)
Real Estate Operations	(7,748)	40	(8,615)	(3,223)
Total Direct Cost of Revenues	(11,875)	(3,675)	(22,430)	(15,211)
General and Administrative Expenses	(2,725)	(2,963)	(11,202)	(11,567)
Impairment Charges	(1,072)	(7,242)	(17,599)	(9,147)
Depreciation and Amortization	(5,153)	(4,729)	(20,581)	(19,063)
Total Operating Expenses	(20,825)	(18,609)	(71,812)	(54,988)
Gain on Disposition of Assets	210	2,381	28,316	9,746
Gain (Loss) on Extinguishment of Debt	(2,790)	—	(3,431)	1,141
Other Gains and Income (Loss)	(2,580)	2,381	24,885	10,887
Total Operating Income (Loss)	1,295	(267)	23,345	12,280
Investment and Other Income (Loss)	4,007	(686)	12,445	(6,432)
Interest Expense	(2,078)	(2,454)	(8,929)	(10,838)
Income (Loss) from Operations Before Income Tax Benefit (Expense)	3,224	(3,407)	26,861	(4,990)
Income Tax Benefit (Expense)	(1,292)	83,089	3,079	83,499
Net Income Attributable to the Company	$ 1,932	$ 79,682	$ 29,940	$ 78,509
Distributions to Preferred Stockholders	(1,196)	—	(2,325)	—
Net Income Attributable to Common Stockholders	$ 736	$ 79,682	$ 27,615	$ 78,509
Per Share Information:				
Basic and Diluted Net Income Attributable to Common Stockholders	$ 0.13	$ 16.60	$ 4.69	$ 16.69
Weighted Average Number of Common Shares:				
Basic	5,890,398	4,799,668	5,892,270	4,704,877
Diluted	5,890,398	4,799,668	5,892,270	4,704,877
Dividends Declared and Paid – Common Stock	$ 1.00	$ 12.98	$ 4.00	$ 13.88
Dividends Declared and Paid – Preferred Stock	$ 0.40	$ —	$ 0.77	$ —

CTO LISTED NYSE © CTO Realty Growth, Inc. | ctoreit.com 36

Non-GAAP Financial Measures Reconciliation

CTO REALTY GROWTH

CTO Realty Growth, Inc.
Non-GAAP Financial Measures
(Unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2021
Net Income Attributable to the Company	$ 1,932	$ 79,682	$ 29,940	$ 78,509
Depreciation and Amortization	5,153	4,729	20,581	19,063
Gains on Disposition of Assets	(210)	(2,381)	(28,316)	(9,746)
Losses (Gains) on the Disposition of Other Assets	(1,375)	(60)	(4,924)	2,480
Impairment Charges, Net	809	7,242	13,283	9,147
Unrealized (Gain) Loss on Investment Securities	(3,446)	1,142	(10,340)	8,240
Income Tax Expense (Benefit) from Non-FFO Items and De-Recognition of REIT Deferred Tax Assets and Liabilities	1,840	(80,225)	1,840	(80,225)
Funds from Operations	$ 4,703	$ 10,129	$ 22,064	$ 27,468
Distributions to Preferred Stockholders	(1,196)	—	(2,325)	—
Funds from Operations Attributable to Common Stockholders	$ 3,507	$ 10,129	$ 19,739	$ 27,468
Loss (Gain) on Extinguishment of Debt	2,790	—	3,431	(1,141)
Core Funds from Operations Attributable to Common Stockholders	$ 6,297	$ 10,129	$ 23,170	$ 26,327
Adjustments:				
Straight-Line Rent Adjustment	(599)	(754)	(2,443)	(2,564)
COVID-19 Rent Repayments (Deferrals), Net	104	363	842	(1,005)
Amortization of Intangibles to Lease Income	416	(402)	(404)	(1,754)
Other Non-Cash Amortization	(149)	(229)	(676)	(834)
Amortization of Loan Costs and Discount on Convertible Debt	469	428	1,864	1,833
Non-Cash Compensation	734	651	3,168	2,786
Non-Recurring G&A	—	371	155	1,426
Adjusted Funds from Operations Attributable to Common Stockholders	$ 7,272	$ 10,557	$ 25,676	$ 26,215
FFO per common share – diluted	$ 0.60	$ 2.11	$ 3.35	$ 5.84
Core FFO per common share – diluted	$ 1.07	$ 2.11	$ 3.93	$ 5.60
AFFO per common share – diluted	$ 1.23	$ 2.20	$ 4.36	$ 5.57

CTO LISTED NYSE
© CTO Realty Growth, Inc. | ctoreit.com
37

© CTO Realty Growth, Inc. | ctoreit.com Non - GAAP Financial Measures Reconciliation 38 CTO Realty Growth, Inc. Non - GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited, in thousands) Three Months Ended December 31, 2021 Net Income Attributable to the Company $ 1,932 Depreciation and Amortization 5,153 Gains on Disposition of Assets (210) Gains on the Disposition of Other Assets (1,375) Impairment Charges, Net 809 Unrealized Gain on Investment Securities (3,446) Income Tax Expense (Benefit) from Non - FFO Items and De - Recognition of REIT Deferred Tax Assets and Liabilities 1,840 Distributions to Preferred Stockholders (1,196) Loss on Extinguishment of Debt 2,790 Straight - Line Rent Adjustment (599) Amortization of Intangibles to Lease Income 416 Other Non - Cash Amortization (149) Amortization of Loan Costs and Discount on Convertible Debt 469 Non - Cash Compensation 734 Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 1,609 EBITDA $ 8,777 Annualized EBITDA $ 35,108 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, Net (1) 6,214 Pro Forma EBITDA $ 41,322 Total Long - Term Debt 278,273 Financing Costs, Net of Accumulated Amortization 1,196 Unamortized Convertible Debt Discount 3,565 Cash & Cash Equivalents (8,615) Restricted Cash (22,734) Net Debt $ 251,685 Net Debt to Pro Forma EBITDA 6.1x (1) Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activity during th e t hree months ended December 31, 2021.

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